Exhibit 99(b)

                                   INTERCO/CONVERSE
                                TAX SHARING AGREEMENT


                    AGREEMENT dated as of November 17, 1994, by and among INTERCO INCORPORATED ("INTERCO"), a Delaware corporation, Converse Inc. ("Converse"), a Delaware corporation, and
          Converse's domestic affiliates that are signatories to this Agreement (each a "Converse Subsidiary").

                    WHEREAS, INTERCO and Converse are parties to a Distribution Agreement dated as of November 17, 1994 (the "Distribution Agreement"), providing for the distribution by INTERCO of the stock of Converse;

                    WHEREAS, INTERCO and Converse desire to set forth their agreement on the proper allocation among INTERCO, Converse and their Affiliates of foreign, federal, state and local Taxes incurred in taxable periods beginning prior to (and in certain respects, subsequent to) the Distribution Date and their respective obligations in respect of same;

                    NOW, THEREFORE, in consideration of their mutual promises, the parties hereby agree as follows:

                    1.   Definitions.

                         (a)  As used in this Agreement:

                         Capitalized terms not otherwise defined herein are used as defined in the Distribution Agreement.

                    "Affiliate" of any person means any person, corporation, partnership or other entity directly or indirectly controlling, controlled by or under common control with such person excluding any shareholder of INTERCO. References herein to an Affiliate of INTERCO shall mean any Affiliate of INTERCO excluding, on and after the Distribution Date, Converse and all shareholders of Converse. References herein to an Affiliate of Converse, on and after the Distribution Date, shall exclude INTERCO and all shareholders of Converse.

                    "After-Tax Amount" means an amount that shall be equal to the hypothetical after-Tax amount of the indemnity payment due hereunder, taking into account the hypothetical Tax consequences of the payments or accruals of the amounts which give rise to the indemnity obligation. References to "after-Tax basis", "hypothetical Tax consequences" and "hypothetical after-Tax amount" refer to calculations of Tax at the maximum statutory rate (or rates, in the case of an item that affects more than one


          Tax) applicable to a INTERCO Indemnitee or a Converse Indemnitee, as the case may be, for the relevant year.

                    "Applicable Rate" means the interest rate determined under the provisions of sections 6621 and 6622 of the Code.

                    "Code" means the Internal Revenue Code of 1986, as amended.

                    "Consolidated State Tax" means, with respect to each State, any income or franchise Tax payable to any such State in which Converse or any of its Subsidiaries is or may be liable for such Tax on a consolidated, combined or unitary basis with INTERCO or any of its Affiliates.

                    "Federal Tax" means any United States Federal net income, environmental, excise, alternative or add-on minimum Tax.

                    "Final Determination" means (i) with respect to Federal Taxes, (A) a "determination" as defined in section 1313(a) of the Code, or (B) the date of acceptance by or on behalf of the Internal Revenue Service of Form 870-AD (or any successor form thereto) as a final resolution of tax liability for any taxable period, except that a Form 870-AD (or successor form thereto) that reserves the right of the taxpayer to file a claim for refund and/or the right of the Internal Revenue Service to assert a further deficiency shall not constitute a Final Determination with respect to the item or items so reserved; (ii) with respect to Taxes other than Federal Taxes, any final determination of liability in respect of a Tax provided for under applicable law;
          (iii) any final disposition by reason of the expiration of the applicable statute of limitations; and (iv) the payment of Tax by INTERCO or Converse, or any of their Affiliates, whichever is responsible for payment of such Tax under applicable law, with respect to any item disallowed by a Taxing Authority, provided that the provisions of Section 6(b) hereof have been complied with, or, if such Section 6(b) is inapplicable, that the party responsible under the terms of this Agreement for such Tax is notified by the party paying such Tax that it has determined that no action should be taken to recoup such disallowed item, and the other party agrees with such determination.

                    "Converse Group" means Converse and each member, if any, of the affiliated group of corporations of which Converse (or any successor in interest by merger or otherwise) will be the common parent (within the meaning of section 1504 of the Code).

                    "Converse Indemnitee" is defined in Section 2(f).

                    "Income Taxes" is defined as any Federal Tax, state or local income or franchise tax or other tax measured by income and all other taxes reported on returns which include federal, state or local income or franchise taxes or other taxes measured by income, together with any interest, penalties or additions to tax imposed with respect thereto, but excluding therefrom any taxes imposed by any foreign government or subdivision thereof.

                    "Income Tax Returns" is defined as any federal, state or local consolidated or separate Tax Return which reports Income Taxes of INTERCO, Converse or any Affiliate thereof.

                    "Indemnitee" is defined in Section 6(b).

                    "Other Taxes" are defined in Section 4.

                    "INTERCO Consolidated Group" means, with respect to any taxable period, the corporations which are members of the affiliated group of corporations of which INTERCO is the common parent (within the meaning of section 1504) of the Code.

                    "INTERCO Group" means, with respect to any taxable period, the corporations which are members of the INTERCO Consolidated Group during such period, excluding the corporations which are included in the Converse Group.

                    "INTERCO Indemnitee" is defined in Section 2(g).

                    "Post-Distribution Tax Period" is defined in Section
          3(a).

                    "Pre-Distribution Tax Liability" means (i) the Federal Tax liability of INTERCO and each corporation included in the INTERCO Consolidated Group for any period as to which a consolidated Federal Tax return was or will be filed by INTERCO for such group, (ii) the Consolidated State Tax liability of any consolidated, combined or unitary group which includes both INTERCO or any of its Affiliates (excluding Converse and its Affiliates) and Converse and its Affiliates (each a "State Consolidated Group") and (iii) any other Income Taxes of INTERCO or any of its Affiliates or of Converse and its Affiliates for any taxable period ending prior to the Distribution Date or allocated to any such party pursuant to Section 2(d) of this Agreement for any taxable period ending prior to the Distribution Date regardless of whether any such liability has been previously assessed in whole or in part or is assessed in whole or in part after the date hereof, or whether such liability is or was imposed on the INTERCO Consolidated Group or a State Consolidated Group collectively or on any corporation included within any such Group separately, but excluding therefrom any taxes imposed by any foreign government or subdivision thereof.

                    "Pre-Distribution Tax Period" is defined in Section
          3(a).

                    "Tax" means (A) any net income, alternative or add-on minimum, gross income, gross receipts, sales, use, ad valorem,







          franchise, profits, license, withholding, payroll, employment, excise, transfer, recording, severance, stamp, occupation, premium, property, environmental, custom duty, or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest and any penalty, addition to tax or additional amount imposed by any governmental authority responsible for the imposition of any such domestic or foreign tax (a "Taxing Authority"); and (B) any liability of Converse, INTERCO or any Affiliate (or, in each case, any successor in interest thereto by merger or otherwise), as the case may be, for the payment of any amounts of the type described in clause (A) for any taxable period resulting from the application of Treasury Regulation Section 1.1502-6 or, in the case of any Consolidated State Tax, any similar provision applicable under State law.

                    "Tax Affiliate" shall mean, with respect to a company, any member of an affiliated group as defined in section 1504 of the Code, or member of a combined or unitary group of which such company is or was a member.

                    "Tax Counsel" means a nationally recognized, independent Tax counsel selected by INTERCO and approved (which approval may not be unreasonably withheld) by Converse.

                    "Tax Reserves" means the reserves for any current Tax liability (not including any deferred or prepaid income tax accounts), as shown on the unaudited, consolidated and combined balance sheet of Converse and its Affiliates prepared by INTERCO as of the day preceding the Distribution Date, and in the case of any such reserves for any taxable period including the date immediately preceding the Distribution Date, as such reserves may be adjusted on or after the Distribution Date for adjustments in or to the deferred income tax accounts (including both deferred and prepaid items) in accordance with INTERCO's customary procedures for adjusting such reserves in connection with the preparation and filing of INTERCO's tax returns.

                    "Tax Return" means all reports, estimates, extensions, information statements and returns relating to or required by law to be filed by Converse and its Affiliates in connection with any Taxes and in the case of consolidated or combined tax returns, by INTERCO on behalf of Converse and its Affiliates, and all information returns (e.g., Form W-2, Form 1099) and reports relating to Taxes and employee benefit plans of Converse and its Affiliates.

                    (b) Any term used in this Agreement which is not defined in this Agreement or in the Distribution Agreement shall, to the extent the context requires, have the meaning assigned to it in the Code or applicable Treasury Regulations thereunder.










                    2.   Income Taxes.

                         (a) Applicable Agreements. Except as provided in this Agreement, all tax-sharing agreements or similar agreements with respect to or involving Converse or any of its Affiliates shall be terminated effective on the day preceding the Distribution Date and, on and after the Distribution Date, neither Converse nor any of its Affiliates shall be bound thereby or have any liability thereunder on amounts due in respect of periods prior to the Distribution Date. On and after the Distribution Date, this Agreement shall constitute the sole Tax sharing agreement between (i) INTERCO and its Affiliates and (ii) Converse and its Affiliates.

                         (b)  Filing Returns.

                           (i)  INTERCO shall prepare (or cause to be
          prepared) and file (or cause to be filed) the Consolidated Federal Income Tax Return of INTERCO's Consolidated Group and all other consolidated, combined or unitary Tax Returns of INTERCO or its Tax Affiliates which include Converse, and shall report the operations of Converse and its Affiliates in such Tax Returns for all taxable periods of Converse and its Affiliates ending prior to the Distribution Date.

                          (ii) Converse shall be responsible for preparing and filing all Income Tax Returns required to be filed by or on behalf of Converse or any of its Affiliates, for all taxable periods beginning on or after the Distribution Date. Those Income Tax Returns which include any taxable period beginning before and ending on or after the Distribution Date shall be prepared and filed by Converse on a basis which is consistent with the manner in which INTERCO or its Tax Affiliates filed such Tax Returns in the past, unless a contrary treatment is required by law.

                         (c) Copies of Returns Provided. With respect to any Income Tax Return required to be filed by INTERCO for a taxable period which includes (but does not close on) the day immediately preceding the Distribution Date, INTERCO shall provide Converse and its authorized representatives with copies of their pro-forma portion of the Federal Return in accordance with past practice. INTERCO shall also provide to Converse and its authorized representatives a statement certifying the amount of Tax shown on such tax returns that is allocable to Converse pursuant to Section 2(d) hereof (the "Statement") at least 15 business days prior to the due date for the filing of such Tax Return, and Converse and its authorized representatives shall have the right to review such Tax Return (or pro-forma Federal return) and Statement prior to the filing of such Tax Return.

                         (d)  Allocation of Tax Liability.  The
          distribution of Converse stock shall be effective for Income

          SL01 223349.2                        5





          Taxes purposes in all taxing jurisdictions as of the day immediately preceding the Distribution Date (even though the laws of a particular Taxing jurisdiction do not recognize a short Tax period in respect of the distribution of Converse). With respect to the tax returns referred to in Section 2(b)(i), all income, deductions, losses, gains and credits incurred before the Distribution Date shall be reported on returns prepared by INTERCO.

                              In order to allocate any Income Taxes
          relating to a taxable period that includes but that would not, except for this Section 2(d), close on the day immediately preceding the Distribution Date, INTERCO and Converse will elect, or direct Converse's Affiliates to elect, with the relevant state and local Taxing Authority, to the extent permitted by applicable law, to close the taxable period of Converse and its Affiliates on the day immediately preceding the Distribution Date. In any case where applicable law does not permit Converse or its Affiliates to close its taxable year on the day immediately preceding the Distribution Date, the Income Taxes, if any, attributable to the taxable period of Converse and its Affiliates that includes the day immediately preceding the Distribution Date shall be allocated to INTERCO for the portion of the taxable period up to and including the Distribution Date only to the extent such Income Taxes exceed the applicable Tax Reserves and to Converse and its Affiliates to the extent of such Tax Reserves, and to Converse and its Affiliates for the portion of the taxable period commencing on the Distribution Date.

                              For purposes of this Section 2(d) hereof, the Income Taxes for the portion of the taxable period up to but excluding the Distribution Date shall be determined on the basis of an interim closing of the books as of the day immediately preceding the Distribution Date.

                         (e) Tax Refunds. INTERCO shall be entitled to, and Converse agrees to promptly pay to INTERCO, an amount equal to all foreign, federal, state and local tax refunds and interest thereon (including, without limitation, as a credit or offset against any other Taxes) (collectively "Refunds"), if any, received by Converse or its Affiliates to the extent attributable to any Taxes for which INTERCO has indemnified Converse and its Affiliates pursuant to this Agreement.

                         (f)  INTERCO Indemnification.  INTERCO will
          indemnify Converse and its Affiliates (each a "Converse Indemnitee") against and hold them harmless from (i) any Pre-Distribution Tax Liability and (ii) all liability for fees, costs and expenses (including reasonable attorneys' fees) arising out of or incident to any proceeding before any Taxing Authority or any judicial authority with respect to any amount indemnifiable under this sentence of this Section 2(f); provided, however, the amount indemnifiable pursuant to this Section 2(f) is limited to

          SL01 223349.2                        6





          the extent (A) any such tax liability exceeds the aggregate Tax Reserves and (B) further limited to the extent the After-Tax Amount of such indemnified tax liability exceeds $25,000. INTERCO will indemnify each Converse Indemnitee against and hold them harmless from the Income Taxes referred to in Section 2(j) hereof.

                         (g) Converse Indemnification. Converse and each Converse Subsidiary will jointly and severally indemnify INTERCO and each member of the INTERCO Group (each an "INTERCO Indemnitee") against and hold them harmless from (i) any liability resulting from any Income Taxes of Converse or any of its Affiliates with respect to any taxable period beginning on or after the Distribution Date or any Income Taxes of Converse or any of its Affiliates allocated to such party for any taxable period commencing on the Distribution Date pursuant to section 3(d) hereof and (ii) all liability for fees, costs and expenses (including reasonable attorneys' fees) arising out of or incident to any proceedings before any Taxing Authority or any judicial authority with respect to any amount indemnifiable under this
          Section 2(g) or under Section 3(c); provided that the amount indemnified pursuant to this sentence of this Section 2(g) shall apply only to the extent the After-Tax Amount of such indemnified tax liability exceeds $25,000. Converse and each Converse Subsidiary will jointly and severally indemnify each INTERCO Indemnitee against and hold them harmless from any liability resulting from any Income Taxes of Converse or any of its Affiliates with respect to any taxable period ending before the Distribution Date or any Income Taxes of Converse or any of its Affiliates allocated to such party for any taxable period ending on the Distribution Date to the extent that such liability is reflected in any Tax Reserve of Converse or any of its Affiliates. If INTERCO is obligated to pay, or indemnify any Converse Indemnitee in respect of, any tax of a Converse Indemnitee by reason of any tax audit or other tax adjustment in respect of a Pre-Distribution Tax Period and such adjustment gives rise to an increase to any prepaid item in the Tax Reserves of any Converse Indemnitee, Converse and each Converse Subsidiary hereby jointly and severally agree to pay to INTERCO an amount equal to such increase in such prepaid item, subject to Section 2(h) hereof.

                         (h)  Indemnification Payments.  INTERCO and
          Converse and any Affiliate of Converse shall discharge their obligations under Sections 2(f) and 2(g) hereof, respectively, by paying an After-Tax Amount within 30 days of demand therefor. Notwithstanding the foregoing, if either Converse or INTERCO disputes in good faith the fact or the amount of an obligation under Section 2(f) or 2(g), then no payment shall be required until any such good faith dispute is resolved in accordance with
          Section 13(b) hereof; provided, however, that any amount not paid within 30 days of demand therefor shall bear interest at the


          SL01 223349.2                        7





          Applicable Rate from the date on which such demand was made until the date of payment.

                         (i) Filing Authorization. Converse and each Converse Subsidiary hereby designates INTERCO as their agent (and the agent of all Converse Affiliates) for the purpose of taking any and all actions necessary or incidental to the filing of any Federal or Consolidated State Tax Return, any Income Tax Return for any taxable period including a period beginning before the Distribution Date or any amended Federal or Consolidated State Tax Return of any claim for refund of Tax attributable to any period during which Converse was a member of the INTERCO Consolidated Group or any State Consolidated Group, and INTERCO shall keep Converse reasonably informed of all actions to be taken on behalf of Converse. Converse shall provide INTERCO with a Power of Attorney in respect of the filing of such returns.

                         (j) Taxes on Distribution. Any tax liability for Income Taxes attributable to the distribution by INTERCO of Converse stock pursuant to the Distribution Agreement shall be and remain the sole liability of INTERCO and neither Converse nor any Affiliate thereof shall have any responsibility therefor.

                    3.   Carrybacks; Other Tax Adjustments.

                         (a) INTERCO, in its absolute and sole discretion, will permit the use in any taxable period beginning before the Distribution Date (a "Pre-Distribution Tax Period") of a carryback of any net operating loss, net capital loss, investment Tax credit, foreign Tax credit, charitable deduction or any other credit or Tax attribute of Converse to reduce the Federal Tax or Consolidated State Taxes, including, without limitation, deductions and credits related to alternative minimum Taxes (each a "Tax Asset") arising in a taxable period beginning on or after the Distribution Date (a "Post-Distribution Tax Period") of INTERCO or any Affiliate. Such benefit shall be considered equal to (i) the excess of the amount of Federal or Consolidated State Taxes, as the case may be, that would have been payable by the INTERCO Consolidated Group or any relevant State Consolidated Group in the absence of such carryback over (ii) the amount of Federal or Consolidated State Taxes, as the case may be, actually payable by the INTERCO Consolidated Group or relevant State Consolidated Group. INTERCO shall pay to Converse 50% of the benefit of such Tax Asset. Payment of the amount of such benefit shall be made within 30 days of the receipt by INTERCO of any refund, credit or other offset attributable thereto.

                         (b) At Converse's request and expense, INTERCO shall undertake those actions reasonably necessary to enable Converse to receive the benefit of any Tax Asset.

                         (c) If, subsequent to the payment by INTERCO to Converse of any amount referred to in Section 3(a) above, there

          SL01 223349.2                        8





          shall be (A) a Final Determination under applicable law of a deficiency of Federal or State Consolidated Taxes of the INTERCO Consolidated Group or the relevant State Consolidated Group on the grounds that the Tax Asset giving rise to such payment was in fact not available in whole or in part, or (B) a Final Determination resulting from an audit of Converse or any of its Affiliates (or any successor thereto) which results in a reduction of any Tax Asset so carried back, Converse shall repay to INTERCO, within 30 days of such Final Determination, an After-Tax Amount reflecting the amount which would not have been payable to Converse pursuant to this Section 3 had the amount of the benefit been determined in light of such event.

                         (d) INTERCO agrees to pay Converse the detriment to Converse and its Affiliates (or any successor thereto) from an adjustment to the Pre-Distribution Tax Liability of the INTERCO Consolidated Group which results in an increase of Converse's or any Affiliate's liability for any Post-Distribution Tax Period. Converse agrees to pay INTERCO the benefit received by Converse or any Affiliate (or any successor thereto) from an adjustment to the Pre-Distribution Tax Liability of the INTERCO Consolidated Group which results in a reduction of Converse's or any Affiliate's liability for any Post-Distribution Tax Period. Such detriment/benefit shall be considered equal to the difference between the amount of Federal or State Taxes, as the case may be, that would have been payable by Converse or any Affiliate over the amount of Federal or State Taxes, as the case may be, actually payable by Converse or any Affiliate, taking into account such adjustment. Payment of such detriment/benefit shall be made within 30 days of the filing of applicable Federal or State Tax Return (including, without limitation, any amended or estimated return) for the taxable period for which the benefit is utilized. Converse agrees to file such an applicable Tax Return as soon as practicable after receiving notice from INTERCO to the effect that such an adjustment to the Pre-Distribution Tax Liability had been made.

                    4.   Other Taxes.

                    Liability for all Taxes other than Income Taxes ("Other Taxes") of Converse or any of its Affiliate shall be the sole responsibility of Converse or any such Affiliate, and liability for all Other Taxes that are attributable to INTERCO or any of its Affiliates shall be the sole responsibility of INTERCO or any such Affiliate. Each party agrees to indemnify and hold the other harmless in accordance with such undertaking.

                    Any Tax liabilities (including, but not limited to, sales Tax, stock transfer Tax, documentary Tax, and stamp Tax) attributable to the distribution by INTERCO of Converse stock pursuant to the Distribution Agreement shall be and remain the sole liability of INTERCO and neither Converse nor any Affiliate thereof shall have any responsibility therefor.

          SL01 223349.2                        9





                    5.   Additional Covenants.

                         (a) Converse and INTERCO shall cooperate (and shall cause each of their Affiliates to cooperate) fully at such time and to the extent reasonably requested by the other party in connection with the preparation and filing of any return, claim for a refund or other claim with respect to Taxes or the conduct of any audit, dispute, proceeding, suit or action concerning any return, amounts indemnifiable hereunder or any other matter contemplated hereunder. Such cooperation shall include, without limitation, (i) the retention and provision for inspection on reasonable request of books, records, documentation or other information relating to any return until the expiration of the applicable statute of limitation (giving effect to any extension, waiver of mitigation thereof); (ii) the provision of additional information and explanation of material provided under clause (i) of this Section 5(a); (iii) the execution of any document that may be necessary or helpful in connection with the filing of any return by INTERCO of any Affiliate of INTERCO, or by Converse or any Affiliate, or any audit, proceeding, suit or action addressed in the preceding sentence; and (iv) the use of the parties' best efforts to obtain any documentation from a governmental authority or a third party that may be necessary or helpful in connection with the foregoing.

                         (b) INTERCO and Converse, as the case may be, shall promptly furnish to the other upon receipt a copy of any revenue agent's report or similar report, notice of proposed adjustment, or notice of deficiency received by INTERCO, any Affiliate of INTERCO, or Converse, as the case may be, relating to the other party's (or its Affiliate's) obligations under Sections 2 or 3 hereof, or any adjustment referred to in Section 5(c) hereof. INTERCO and Converse shall cooperate to keep each other fully informed with respect to any development relating to all matters described in this Agreement.

                         (c) INTERCO and Converse shall advise each other with respect to any proposed Tax adjustments relating to the INTERCO Consolidated Group or any State Consolidated Group which are the subject of any Internal Revenue Service or State Taxing Authority, audit or investigation, or are the subject of any proceeding or litigation, and which may affect any Tax attribute of Converse, INTERCO or any Affiliate of INTERCO (including, but not limited to, basis in an asset or the amount of earnings and profits).

                         (d) INTERCO shall not without the prior written consent of Converse modify or make any election (except as required by law) with respect to Taxes affecting or binding on Converse or any of its Affiliates for any taxable period beginning on or after the Distribution Date. Converse shall not without the prior written consent of INTERCO modify or make any election (except as required by law) with respect to Taxes

          SL01 223349.2                        10





          affecting or binding on INTERCO or any of its Affiliates for any taxable period beginning before the Distribution Date.

                    6.   Cooperation and Contest.

                         (a) INTERCO shall have control over all matters in respect of any Tax Return filed by the INTERCO, or any Tax audit, dispute or proceeding (whether administrative or judicial) relating to any Tax matters in respect of any Tax Return filed by INTERCO. INTERCO shall promptly notify Converse of any inquiries from the Internal Revenue Service or any State Taxing Authority which relate to matters described in Sections 2(g) and 3. Converse shall have control over all matters in respect of any Tax Returns filed by Converse and any Tax audit, dispute or proceeding related thereto. Converse shall promptly notify INTERCO of any inquiries from the Internal Revenue Service or any State Taxing Authority which relate or may relate to matters described in Sections 2(f) and 3.

                         (b) No settlement of any Internal Revenue Service or State Taxing Authority audit relating to any matter which would cause a payment under Section 2(f), Section 2(g) or Section 3 shall be accepted or entered into by or on behalf of the party entitled to receive a payment under Section 2(f), Section 2(g) or
          Section 3, whichever is applicable (the "Indemnitee"), unless (x) the party ultimately responsible for such payment under Section 2(f), Section 2(g) or Section 3, whichever is applicable (the "Indemnitor"), consents thereto in writing (which consent shall not be unreasonably withheld), or (y) the Indemnitor has provided the Indemnitee with an opinion of Tax Counsel that there is a reasonable basis for the Indemnitor's position.

                         (c) In the event that a judgment of the United States Tax Court or other court of competent jurisdiction results in an adverse determination with respect to any issue which would cause Converse to pay INTERCO any amount under Sections 2(g) or 3, Converse shall have the right to cause INTERCO to appeal from such adverse determination at Converse's expense if Converse delivers to INTERCO an opinion from Tax Counsel that such appeal will more likely than not succeed.

                    7.   Payments.

                    All Payments to be made hereunder shall be made in immediately available funds and, unless otherwise provided herein, within 30 days of the date determined herein.

                    8.   Notices.

                    All notice, demand, claim, or other communication under this Agreement shall be in writing and shall be deemed to have been given upon the delivery or mailing thereof, as the case may be, if delivered personally or sent by certified mail, return

          SL01 223349.2                        11





          receipt requested, postage prepaid, to the parties at the following addresses (or at such other address as a party may specify by notice to the other):

                    If to the INTERCO, to:

                              INTERCO INCORPORATED
                              TAX DEPARTMENT
                              101 S. Hanley
                              St. Louis, MO  63105


                    If to Converse, to:

                              Converse Inc.
                              Chief Financial Officer
                              One Fordham Road
                              North Reading, Massachusetts 01864-3680



                    9.   Costs and Expenses.

                    Except as expressly set forth in this Agreement, each party shall bear its own costs and expenses incurred pursuant to this Agreement. INTERCO shall receive reimbursement for any expenses in respect of any Return filed by INTERCO on behalf of Converse. Such expenses shall include any services performed by INTERCO on behalf of Converse at the rate of $50 per hour.

                    10.  Termination and Survival.

                    Notwithstanding anything in this Agreement to the contrary, this Agreement shall remain in effect and its provisions shall survive for the full period of all applicable statutes of limitation (giving effect to any extension, waiver or mitigation thereof).

                    11.  Section Headings.

                    The section headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                    12.  Amendments; No Waivers.

                         (a)  Any provision of this Agreement may be
          amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by INTERCO and Converse or in the case of a waiver, by the party against whom the waiver is to be effective.



          SL01 223349.2                        12





                         (b)  No failure or delay by any party in
          exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                    13.  Governing Law and Interpretation.

                         (a)  This Agreement shall be governed by and
          construed in accordance with the laws of the State of Missouri.

                         (b) Any disagreement between the parties hereto with respect to the provisions of Sections 2(a) through 2(j) and
          Section 3 hereof not resolved by mutual agreement of the parties shall be resolved by an internationally recognized, independent accounting firm maintaining an office in St. Louis, Missouri chosen by and mutually acceptable to the parties hereto (an "Accounting Referee") within 5 days from the date the need to choose such Accounting Referee arises unless one of the parties hereto refuses to cooperate in such choice of Accounting Referee or refuses to submit to arbitration, in which case such Accounting Referee shall be chosen by the other party in its sole discretion. An Accounting Referee so chosen shall resolve any such disagreement within 30 days of appointment pursuant to such procedures as it may deem advisable. Any such resolution shall be binding on the parties hereto without further recourse. If the parties are unable to choose an Accounting Referee pursuant to this Section 13(b) because of an inability to agree on an Accounting Referee that is independent and unbiased with respect to each of the parties hereto, then the disagreements governed by this Section 13(b) shall be settled by arbitration in the City of St. Louis, State of Missouri in accordance with the Rules of the American Arbitration Association, and judgment upon the award so rendered may be entered in any court having jurisdiction thereof. The cost and expense of such Accounting Referee (but not the cost of expense of the separate counsel of each party) shall be shared by the parties hereto as determined by the Accounting Referee based on the outcome of such dispute.

                    14.  Counterparts.

                    This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                    15.  Assignment.

                    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, provided that no party may assign, delegate or



          SL01 223349.2                        13





          otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto.

                    THIS AGREEMENT CONTAINS BINDING ARBITRATION PROVISIONS WHICH MAY BE ENFORCED BY THE PARTIES.

                    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


          INTERCO INCORPORATED               Converse Inc.



          By:David P. Howard                 By:Donald J. Camacho
               Its: Vice President


          Converse Star I, Inc.              Converse Germany, Inc.


          By:Jack A. Green                   By:Jack A. Green


          Converse EMEA, Ltd.                Converse Benelux Holding
                                             Company, Inc.


          By:Jack A. Green                   By:Jack A. Green



          Converse Europe, Inc.              Converse Iberia, Inc.


          By:Jack A. Green                   By:Jack A. Green


          Converse Benelux, Inc.             Converse France, Inc.


          By:Jack A. Green                   By:Jack A. Green


          Converse Italy, Inc.


          By:Jack A. Green





          SL01 223349.2                        14